EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the quarterly report of CNB Corporation on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Paul R. Dusenbury, Executive Vice President and Chief Financial Officer of the CNB Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The above-listed Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       s/Paul R. Dusenbury
Date:  August 9, 2005                  -----------------------------------------
                                       Paul R. Dusenbury
                                       Executive Vice President and
                                       Chief Financial Officer